LEASES	12 Months Ended
Dec. 31, 2023
Disclosure of leases [Abstract]
Leases	Leases

		Years ended December 31,
	Notes	2023	2022
Balance, beginning of year		$73.8	$65.6
Additions		79.7	72.1
Interest expense		7.5	3.1
Foreign exchange impact		1.0	(2.9)
Principal lease payments	35(d)	(6.0)	(21.3)
Interest payments		(5.3)	(3.3)
UJV lease adjustment	11	(29.4)	—
Reclassification of Rosebel mine leases to liabilities held for sale	5	—	(39.5)
Balance, end of year		$121.3	$73.8
Current portion		$21.1	$5.1
Non-current portion		100.2	68.7
		$121.3	$73.8
Leases are entered into and exist to meet specific business requirements, considering the appropriate term and nature of the leased asset.
Extension options
Some property leases contain extension options exercisable by the Company up to one year before the end of the non-cancellable contract period. The extension options held are exercisable only by the Company and not by the lessors. The Company assesses at the lease commencement date whether it is reasonably certain to exercise the extension options. The Company reassesses whether it is reasonably certain to exercise the options if there is a significant event or significant changes in circumstances within its control.
Some mobile equipment leases contain extension options which are exercisable by the Company, but require renegotiation or mutual agreement with the lessor. As these extension options are not exercisable only by the Company, the lease terms do not reflect the extension options and this resulted in some of the leases being classified as short-term.
Short-term and low-value leases and variable lease payments
Short-term leases are leases with a lease term of twelve months or less and leases of low-value assets are comprised of miscellaneous equipment. Such items are recognized in cost of sales or general and administrative expenses in the consolidated statements of earnings (loss).
Some lease payments are driven by variable rates which are based on time, usage or a combination of both. Variable lease payments are not included in the lease liability and are recognized in cost of sales or exploration expenses in the consolidated statements of earnings (loss) when incurred.

	Years ended December 31,
	2023	2022
Amounts recognized in statement of earnings (loss):
Short-term and low-value leases	$25.6	$35.6
Variable lease payments	$12.0	$24.3
Leases entered into on behalf of UJV
On April 29, 2022, the Company, on behalf of the Côté Gold UJV, entered into a master lease agreement with Caterpillar Financial Services Limited to lease certain mobile equipment, expected to be delivered over the course of 2022 and 2023, with a value of approximately $125 million. In connection therewith, SMM entered into a guarantee of 30% of the obligations under such agreement with Caterpillar Financial Services Limited, reflecting its pro rata interest in the Côté Gold UJV. IFRS requires that the Company recognize 100% of the Côté Gold UJV lease liability and right-of-use assets on its balance sheet, including the portion guaranteed by SMM that represents their 30% ownership in the unincorporated joint venture as the liability under the agreement was joint and not several.
During the fourth quarter of 2023, the Company entered into an amendment to the CAT lease contract where the liability under the agreement was changed to be several but not jointly. As a result the Company has recognized 70% of the Côté Gold UJV lease liability and right-of-use assets as at December 31, 2023.